Pensions and post retirement benefits	12 Months Ended
Dec. 31, 2017
Disclosure of defined benefit plans [abstract]
Disclosure of employee benefits [text block]

The notes included in this section focus on the costs and commitments associated with employing our staff.

35 Pensions and post-retirement benefits

Accounting for pensions and post-retirement benefits

The Group operates a number of pension schemes and post-employment benefit schemes.

Defined contribution schemes – the Group recognises contributions due in respect of the accounting period in the income statement. Any contributions unpaid at the balance sheet date are included as a liability.

Defined benefit schemes – the Group recognises its obligations to members of each scheme at the period end, less the fair value of the scheme assets after applying the asset ceiling test. The Group will keep the developments on the proposed amendments to IFRIC14 under review.

Each scheme’s obligations are calculated using the projected unit credit method. Scheme assets are stated at fair value as at the period end.

Changes in pension scheme liabilities or assets (remeasurements) that do not arise from regular pension cost, net interest on net defined benefit liabilities or assets, past service costs, settlements or contributions to the scheme, are recognised in other comprehensive income. Remeasurements comprise experience adjustments (differences between previous actuarial assumptions and what has actually occurred), the effects of changes in actuarial assumptions, return on scheme assets (excluding amounts included in the interest on the assets) and any changes in the effect of the asset ceiling restriction (excluding amounts included in the interest on the restriction).

Post-employment benefit schemes – the cost of providing health care benefits to retired employees is accrued as a liability in the financial statements over the period that the employees provide services to the Group, using a methodology similar to that for defined benefit pension schemes.

Pension schemes

UK Retirement Fund (UKRF)

The UKRF is the Group’s main scheme, representing 96% of the Group’s total retirement benefit obligations. The UKRF was closed to new entrants on 1 October 2012, and comprises 10 sections, the two most significant of which are:

  Afterwork, which comprises a contributory cash balance defined benefit element, and a voluntary defined contribution element. The cash balance element is accrued each year and revalued until Normal Retirement Age in line with the increase in Retail Price Index (RPI) (up to a maximum of 5% p.a.). An increase of up to 2% a year may also be added at Barclays’ discretion. Between 1 October 2003 and 1 October 2012 the majority of new UK employees (except for the employees of the investment banking business within Barclays International) were eligible to join this section. The costs of ill-health retirements and death in service benefits for Afterwork members are borne by the UKRF. The main risks that Barclays runs in relation to Afterwork are limited although additional contributions are required if pre-retirement investment returns are not sufficient to provide for the benefits.

  The 1964 Pension Scheme. Most employees recruited before July 1997 built up benefits in this non-contributory defined benefit scheme in respect of service up to 31 March 2010. Pensions were calculated by reference to service and pensionable salary. From 1 April 2010, members became eligible to accrue future service benefits in either Afterwork or the Pension Investment Plan (PIP), a historic defined contribution section which is now closed to future contributions. The risks that Barclays runs in relation to the 1964 section are typical of final salary pension schemes, principally that investment returns fall short of expectations, that inflation exceeds expectations, and that retirees live longer than expected.

Barclays Pension Savings Plan (BPSP)

From 1 October 2012, a new UK pension scheme, the BPSP, was established to satisfy Auto Enrolment legislation. The BPSP is a defined contribution scheme (Group Personal Pension) providing benefits for all new Barclays UK hires from 1 October 2012, employees of the investment banking business within Barclays International who were in PIP as at 1 October 2012, and also all UK employees who were not members of a pension scheme at that date. As a defined contribution scheme, BPSP is not subject to the same investment return, inflation or life expectancy risks for Barclays that defined benefit schemes are. Members’ benefits reflect contributions paid and the level of investment returns achieved.

Other

Apart from the UKRF and the BPSP, Barclays operates a number of smaller pension and long-term employee benefits and post-retirement health care plans globally, the largest of which are the US defined benefit schemes. Many of the schemes are funded, with assets backing the obligations held in separate legal vehicles such as trusts. Others are operated on an unfunded basis. The benefits provided, the approach to funding, and the legal basis of the schemes, reflect local environments.

Governance

The UKRF operates under trust law and is managed and administered on behalf of the members in accordance with the terms of the Trust Deed and Rules and all relevant legislation. The Corporate Trustee is Barclays Pension Funds Trustees Limited, a private limited company and a wholly owned subsidiary of Barclays Bank PLC. The Trustee is the legal owner of the assets of the UKRF which are held separately from the assets of the Group.

The Trustee Board comprises six Management Directors selected by Barclays, of whom three are independent Directors with no relationship with Barclays (and who are not members of the UKRF), plus three Member Nominated Directors selected from eligible active staff and pensioner members who apply for the role.

The BPSP is a Group Personal Pension arrangement which operates as a collection of personal pension plans. Each personal pension plan is a direct contract between the employee and the BPSP provider (Legal & General Assurance Society Limited), and is regulated by the FCA.

Similar principles of pension governance apply to the Group’s other pension schemes, depending on local legislation.

35 Pensions and post retirement benefits continued

Amounts recognised

The following tables include amounts recognised in the income statement and an analysis of benefit obligations and scheme assets for all Group defined benefit schemes. The net position is reconciled to the assets and liabilities recognised on the balance sheet. The tables include funded and unfunded post-retirement benefits.

Income statement charge
	2017	2016	2015
	£m	£m	£m
Current service cost	265	243	255
Net finance cost	(12)	(32)	41
Past service cost	(3)	-	(432)
Other movements	-	2	1
Total	250	213	(135)

Past service costs includes a £3m (2016: £nil; 2015: £429m) gain on valuation of a component of the defined retirement benefit liability.

Balance sheet reconciliation	2017		2016
	Total	Of which relates to UKRF	Total	Of which relates to UKRF
	£m	£m	£m	£m
Benefit obligation at beginning of the year	(33,033)	(31,847)	(28,279)	(26,027)
Current service cost	(265)	(245)	(243)	(220)
Interest costs on scheme liabilities	(843)	(810)	(1,016)	(980)
Past service cost	3	-	-	-
Remeasurement loss – financial	(387)	(330)	(7,214)	(7,170)
Remeasurement (loss)/gain – demographic	(228)	(240)	413	390
Remeasurement (loss)/gain – experience	(612)	(614)	525	490
Employee contributions	(5)	(1)	(4)	(1)
Benefits paid	4,970	4,927	1,852	1,800
Exchange and other movements	132	-	933	(129)
Benefit obligation at end of the year	(30,268)	(29,160)	(33,033)	(31,847)
Fair value of scheme assets at beginning of the year	32,657	31,820	28,752	26,829
Interest income on scheme assets	855	831	1,048	1,023
Employer contribution	1,152	1,124	720	634
Remeasurement – return on scheme assets greater than discount rate	1,333	1,263	5,009	5,002
Employee contributions	5	1	4	1
Benefits paid	(4,970)	(4,927)	(1,852)	(1,800)
Exchange and other movements	(110)	-	(1,024)	131
Fair value of scheme assets at the end of the year	30,922	30,112	32,657	31,820
Net surplus/(deficit)	654	952	(376)	(27)
Retirement benefit assets	966	952	14	-
Retirement benefit liabilities	(312)	-	(390)	(27)
Net retirement benefit assets/(liabilities)	654	952	(376)	(27)

Included within the benefit obligation was £895m (2016: £979m) relating to overseas pensions and £213m (2016: £207m) relating to other post-employment benefits.

As at 31 December 2017, the UKRF’s scheme assets were in surplus versus IAS 19 obligations by £952m (2016: deficit of £27m). The movement for the UKRF is mainly due to payment of deficit contributions, higher than assumed asset returns, updated mortality assumptions, and lower expected future price inflation, offset by a decrease in discount rate, transfers out of the scheme, and the introduction of an assumption for future transfers out. Of the £4,927m (2016: £1,800m) UKRF benefits paid out, £4,151m (2016: £1,029m) related to transfers out of the fund.

Where a scheme’s assets exceed its obligation, an asset is recognised to the extent that it does not exceed the present value of future contribution holidays or refunds of contributions (the “asset ceiling”). In the case of the UKRF the asset ceiling is not applied as, in certain specified circumstances such as wind-up, Barclays expects to be able to recover any surplus. The Trustee does not have a substantive right to augment benefits, nor do they have the right to wind up the plan except in the dissolution of the Group or termination of contributions by the Group. The application of the asset ceiling to other plans is considered on an individual plan basis.

35 Pensions and post retirement benefits continued

Critical accounting estimates and judgements

Actuarial valuation of the schemes’ obligation is dependent upon a series of assumptions. Below is a summary of the main financial and demographic assumptions adopted for the UKRF.

	2017	2016
Key UKRF financial assumptions	% p.a.	% p.a.
Discount rate	2.46	2.62
Inflation rate (RPI)	3.22	3.35

The UKRF discount rate assumption for 2017 was based on a variant of the standard Willis Towers Watson RATE Link model. This variant includes all bonds rated AA by at least one of the four major ratings agencies, and assumes that yields after year 30 are flat. The RPI inflation assumption for 2017 was set by reference to the Bank of England’s implied inflation spot curve, assuming the spot curve remains flat after 30 years. The inflation assumption incorporates a deduction of 20 basis points as an allowance for an inflation risk premium. The methodology used to derive the discount rate and price inflation assumptions is consistent with that used at the prior year end, except the inflation spot curve was held flat after 25 years at 2016.

Assumed life expectancy	2017	2016	2015
Life expectancy at 60 for current pensioners (years)
– Males	27.8	27.9	28.4
– Females	29.4	29.7	30.0
Life expectancy at 60 for future pensioners currently aged 40 (years)
– Males	29.3	29.7	30.2
– Females	31.0	31.7	32.0

An assumption for future transfers out has been introduced at 2017, increasing the benefit obligation by about 2%, as numbers of deferred members transferring out were at higher levels in 2017 than previously experienced. The assumption introduced is that 20% of the benefit obligation in respect of deferred members will transfer out during 2018, 15% in 2019, 10% in 2020, 5% in 2021, tapering down to 0% from 2022 onwards. The assumption used at 2016 was nil transfers out.

Sensitivity analysis on actuarial assumptions

The sensitivity analysis has been calculated by valuing the UKRF liabilities using the amended assumptions shown in the table below and keeping the remaining assumptions the same as disclosed in the table above, except in the case of the inflation sensitivity where other assumptions that depend on assumed inflation have also been amended correspondingly. The difference between the recalculated liability figure and that stated in the balance sheet reconciliation table above is the figure shown. The selection of these movements to illustrate the sensitivity of the defined benefit obligation to key assumptions should not be interpreted as Barclays expressing any specific view of the probability of such movements happening.

Change in key assumptions
	2017	2016
	(Decrease)/ Increase in UKRF defined benefit obligation	(Decrease)/ Increase in UKRF defined benefit obligation
	£bn	£bn
Discount rate
0.5% p.a. increase	(2.4)	(2.8)
0.25% p.a. increase	(1.2)	(1.4)
0.25% p.a. decrease	1.3	1.5
0.5% p.a. decrease	2.8	3.2
Assumed RPI
0.5% p.a. increase	1.6	1.9
0.25% p.a. increase	0.8	0.9
0.25% p.a. decrease	(0.7)	(0.9)
0.5% p.a. decrease	(1.5)	(2.0)
Life expectancy at 60
One year increase	1.0	1.1
One year decrease	(1.0)	(1.1)

35 Pensions and post retirement benefits continued

The weighted average duration of the benefit payments reflected in the defined benefit obligation for the UKRF is 20 years.

Assets

A long-term investment strategy has been set for the UKRF, with its asset allocation comprising a mixture of equities, bonds, property and other appropriate assets. This recognises that different asset classes are likely to produce different long-term returns and some asset classes may be more volatile than others. The long-term investment strategy ensures, among other aims, that investments are adequately diversified. Asset managers are permitted some flexibility to vary the asset allocation from the long-term investment strategy within control ranges agreed with the Trustee from time to time.

The UKRF also employs derivative instruments, where appropriate, to achieve a desired exposure or return, or to match assets more closely to liabilities. The value of assets shown reflects the assets held by the scheme, with any derivative holdings reflected on a fair value basis.

The value of the assets of the schemes and their percentage in relation to total scheme assets were as follows:

Analysis of scheme assets
	Total		Of which relates to UKRF
	Value£m	% of total fair value of scheme assets%	Value£m	% of total fair value of scheme assets%
As at 31 December 2017
Equities - quoted	4,377	14.1	4,151	13.8
Equities - non-quoted	2,001	6.5	2,001	6.6
Bonds - fixed government[a]	2,433	7.9	2,184	7.3
Bonds - index-linked government[a]	13,089	42.3	13,078	43.4
Bonds - corporate and other[a]	5,195	16.8	4,999	16.6
Property - commercial[b]	1,911	6.2	1,902	6.3
Derivatives[b]	816	2.6	816	2.7
Other[c]	1,100	3.6	981	3.3
Fair value of scheme assets	30,922	100.0	30,112	100.0

As at 31 December 2016
Equities - quoted	8,123	24.9	7,840	24.6
Equities - non-quoted	2,043	6.3	2,042	6.4
Bonds - fixed government[a]	1,330	4.1	1,072	3.4
Bonds - index-linked government[a]	13,173	40.3	13,165	41.4
Bonds - corporate and other[a]	5,222	16.0	5,054	15.9
Property - commercial[b]	1,630	5.0	1,622	5.1
Derivatives[b]	870	2.7	870	2.7
Other[c]	266	0.7	155	0.5
Fair value of scheme assets	32,657	100.0	31,820	100.0

Notes

a Assets held are predominately quoted.

b Assets held are predominantly non-quoted.

Included within the fair value of scheme assets were: £0.1m (2016: £0.2m) relating to shares in Barclays PLC and £0.6m (2016: £0.1m) relating to bonds issued by Barclays PLC. The UKRF also invests in pooled investment vehicles which may hold shares or debt issued by Barclays PLC.

The UKRF scheme assets also include £15m (2016: £32m) relating to UK private equity investments and £1,986m (2016: £2,009m) relating to overseas private equity investments. These are disclosed above within Equities – non-quoted.

Approximately 48% of the UKRF assets are invested in liability-driven investment strategies; primarily UK gilts as well as interest rate and inflation swaps. These are used to better match the assets to its liabilities. The swaps are used to reduce the scheme’s inflation and duration risks against its liabilities.

Funding

The Scheme Actuary prepares an annual update of the UKRF funding position in addition to the full triennial actuarial valuation. The latest annual update was carried out as at 30 September 2017 and showed a deficit of £4.8bn and a funding level of 86.8%.

The last triennial actuarial valuation of the UKRF had an effective date of 30 September 2016 and was completed in July 2017. This valuation showed a funding deficit of £7.9bn and a funding level of 81.5%, versus £6.0bn funding deficit at the 30 September 2015 update.

The improvement in funding position between 30 September 2016 and 30 September 2017 was largely due to payment of deficit contributions, higher than assumed asset returns, higher Government bond yields, and transfers out of the scheme.

At the 2016 triennial actuarial valuation the Group and UKRF Trustee agreed a revised scheme-specific funding target, statement of funding principles, schedule of contributions, a recovery plan to seek to eliminate the deficit relative to the funding target and some additional support measures. The agreement with the UKRF Trustee also takes into account the changes to the Group structure that will be implemented as a result of ring-fencing[a]. BBPLC will remain as the principal employer of the UKRF.

The main differences between the funding and IAS 19 assumptions were a different approach to setting the discount rate and a more conservative longevity assumption for funding.

The deficit reduction contributions agreed with the UKRF Trustee as part of the 30 September 2016 valuation recovery plan are shown alongside the deficit recovery contributions agreed in 2014 for the prior 30 September 2013 valuation.

	Deficit contributions	Deficit contributions
	30 September 2016	30 September 2013
	valuation	valuation
Year	£m	£m
2017	740	1240[b]b
2018	500	740
2019	500	740
2020	500	740
2021	1,000	240[b]b
2022 to 2026	1,000 each year	-

Notes

a Refer to page 162 of the Annual Report for further information on structural reform.

b The 2017 deficit contributions from the 30 September 2013 valuation included up to £500m payable if the deficit in 2017 exceeded a certain level. Of this £500m, £250m was paid during the first half of 2017. Following the agreement of the 30 September 2016 valuation recovery plan in July 2017, the remaining were no longer required.

The deficit reduction contributions are in addition to the regular contributions to meet the Group’s share of the cost of benefits accruing over each year. The next funding valuation of the UKRF is due to be completed in 2020 with an effective date of 30 September 2019.

Other support measures agreed at the same time as the valuation

Collateral - The UKRF Trustee and BBPLC have entered into an arrangement whereby a collateral pool has been put in place to provide security for the UKRF funding deficit as it increases or decreases over time, and associated deficit recovery contributions. The collateral pool is currently made up of government securities and high quality securitisations of credit cards, mortgages and corporate loans. Agreement has been made with the Trustee to increase the proportion of the deficit covered from 88.5% to 100% effective from 26 March 2018 with an overall cap of £9.0bn, at which date the collateral pool will consist of government securities only (the Trustees and Barclays Bank PLC may agree alternative eligible collateral in the future). The arrangement provides the UKRF Trustee with dedicated access to the pool of assets in the event of BBPLC not paying a deficit reduction contribution to the UKRF or in the event of BBPLC’s insolvency. These assets are included within Note 40.

Support from Barclays PLC - In the event of BBPLC not paying a deficit reduction contribution payment required under the 2016 valuation recovery plan by a specified pre-payment date, Barclays PLC has entered into an arrangement whereby it will be required to use, in first priority, dividends received from BBUKPLC (if any) to invest the proceeds in BBPLC (up to the maximum amount of the deficit reduction contribution unpaid by BBPLC). The proceeds of the investment will be used to discharge BBPLC’s unpaid deficit reduction contribution.

Participation - As permitted under the Financial Services and Markets Act 2000 (Banking Reform) (Pensions) Regulations 2015, BBUKPLC is a participating employer in the UKRF and will remain so during a transitional phase until September 2025 as set out in a deed of participation. BBUKPLC will make contributions for the future service of its employees who are currently Afterwork members and, in the event of BBPLC's insolvency during this period provision has been made to require BBUKPLC to become the principal employer of the UKRF. BBPLC’s Section 75 debt would be triggered by the insolvency (the debt would be calculated after allowing for the payment to the UKRF of the collateral above).

Defined benefit contributions paid with respect to the UKRF were as follows:

Contributions paid
£m
2017	1,124
2016	634
2015	586

Included within the Group’s contributions paid were £153m (2016: £112m; 2015: £nil) Section 75 contributions.

The Group’s expected contribution to the UKRF in respect of defined benefits in 2018 is £716m (2017: £1,585m). In addition, the expected contributions to UK defined contribution schemes in 2018 is £35m (2017: £36m) to the UKRF and £146m (2017: £124m) to the BPSP.

[1]

[1]	Refer to page 162 of the Annual Report for further information on structural reform.